UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2003

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-4000

(Former name or former address, if changed since last report.)

Item 5.    Other Events.

On April 14, 2003, Altria Group, Inc. announced that its domestic tobacco subsidiary, Philip Morris USA Inc., has obtained trial court approval of an Order on Defendant’s Request for Reduction of Bond and Stay of Enforcement of the Judgment in Price, et al. v. Philip Morris Incorporated in Illinois. The Order is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.1	Press Release dated April 14, 2003.
99.2	Order on Defendant’s Request for Reduction of Bond and Stay of Enforcement of the Judgment.
99.3	Executed Appeal Bond.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/S/ G. PENN HOLSENBECK

	Name:	G. Penn Holsenbeck
	Title:	Vice President, Associate General Counsel and Corporate Secretary

DATE: April 15, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 14, 2003.

99.2	Order on Defendant’s Request for Reduction of Bond and Stay of Enforcement of the Judgment.

99.3	Executed Appeal Bond.

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